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                                                                    EXHIBIT 32.1

                      ORTHODONTIC CENTERS OF AMERICA, INC.
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), of Orthodontic Centers of America, Inc. (the "Company"), I, Bartholomew F. Palmisano, Sr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 9, 2004                           /s/ Bartholomew F. Palmisano, Sr.
                                         -----------------------------------
                                         Bartholomew F. Palmisano, Sr.
                                         Chairman of the Board, President and
                                         Chief Executive Officer